Income tax	3 Months Ended
Mar. 31, 2020
Income Taxes [Abstract]
Income tax
Income tax

	Three months ended March 31, 2020	Three months ended March 31, 2019
	£000s	£000s
Current period research and development tax credit on qualifying expenditure	1,233	836
Tax expense related to the US operations	(43)	(36)
Total current tax	1,190	800

Change in deferred tax rate	(179)	—
Release of temporary difference relating to intangible asset	31	31
Total deferred tax	(148)	31

Total tax credit for the period	1,042	831

The research and development tax credit is recognized based on management’s estimate of the qualifying expenditure relating to research and development activities carried out by the Group. The UK operations have estimated losses for the year and as such there is no accrued income tax for the period.

In the Spring Budget 2020, the Government announced that from April 1, 2020, the corporation tax rate in the U.K. would remain at 19% (rather than reducing to 17%, as previously enacted). This new law was substantively enacted on March 17, 2020. As a result, the Group recognized an additional £0.2 million of tax expense.